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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  April 30, 1996


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                        PRIDE PETROLEUM SERVICES, INC.
            (Exact name of registrant as specified in its charter)



         Louisiana                  0-16961                 76-0069030
(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)



                        1500 City West Blvd., Suite 400
                             Houston, Texas  77042
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (713) 789-1400


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On April 30, 1996, Pride Petroleum Services, Inc. (the "Company") acquired all of the outstanding capital stock of Quitral-Co S.A.I.C. ("Quitral-Co") from Perez Companc S.A., Astra C.A.P.S.A. and other shareholders for aggregate consideration of $140,000,000, which was negotiated at arms length. The sellers had no material relationship with the buyer.

      Quitral-Co operates 23 drilling and 56 workover rigs in Argentina and 7 drilling and 23 workover rigs in Venezuela. For its last fiscal year (ended June 30, 1995), Quitral-Co generated revenues of approximately $180,000,000. For the nine month period ended March 31, 1996, Quitral-Co's revenues were approximately $150,000,000. The Company expects to continue to operate the assets of Quitral-Co in Argentina and Venezuela.

      The purchase price for the Quitral-Co acquisition consisted of $110,000,000 cash and a note payable to the sellers for $30,000,000. Of the cash portion of the purchase price, $70,000,000 was funded from the Company's working capital and $40,000,000 from the net proceeds from two new financing arrangements entered into with three lending institutions. The lending insitutions involved in such financing arrangements are The CIT Group/Equipment Financing, Inc., Frost National Bank and Heller Financial, Inc.

      The Stock Purchase Agreement dated April 30, 1996, between the selling shareholders and the Company is included as an exhibit hereto. The foregoing discussion is qualified in its entirety by reference to such exhibit.

































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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Financial Statements of Business Acquired.

      Provision of financial statements for Quitral-Co required by this item within 15 days is impracticable. The required financial statements will be filed by an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report is required to be filed.

   (b)  Pro Forma Financial Information.

      Provision of pro forma financial information for Pride Petroleum Services, Inc. required by this item within 15 days is impracticable. The required pro forma financial information will be filed by an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report is required to be filed.

   (c)  Exhibits.

      The following exhibits are filed herewith:

EXHIBIT NO.                             DESCRIPTION
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     2          Stock Purchase Agreement, dated April 30, 1996, between Pride
                Petroleum Services, Inc. and Perez Companc S.A., Astra C.A.P.S.A., et al.
































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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRIDE PETROLEUM SERVICES, INC.



                                           By:         PAUL A. BRAGG
                                              -------------------------------
                                                      (Paul A. Bragg)
                                                  Vice President and Chief
                                                      Financial Officer

Date:  May 15, 1996









































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